The Mosaic Company
Jim Prokopanko, President and Chief Executive Officer
Larry Stranghoener, Executive VP and Chief Financial Officer
Rich Mack, Executive VP, General Counsel and Corporate Secretary
Christine Battist, Director, Investor Relations
Hardee County Extension at South Fort
Meade Phosphate Mine
August 2, 2010
Exhibit 99.3

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995.  Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of management of The
Mosaic Company (the “Company”) and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to further developments in the lawsuit involving the federal wetlands permit for the Hardee County extension including orders, rulings, injunctions or other actions by the courts or actions by the plaintiffs, the Army Corps of Engineers or others in relation to the lawsuit; any actions the Company may identify and implement in an effort to mitigate the effects of the lawsuit; the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other  pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks;
changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation; other difficulties or delays in receiving, or increased costs of, necessary governmental permits or approvals; the effectiveness of the Company’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates; accidents and other disruptions involving the Company’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in the Company’s reports filed with the Securities and Exchange
Commission.
Safe Harbor Statement

Summary Slide 3 Preliminary Injunction issued Appeal process is underway Status of South Fort Meade mine

BOUNDARY OF BONE VALLEY DEPOSIT
SOUTH FORT MEADE MINE - POLK COUNTY
SOUTH FORT MEADE BENEFICIATION PLANT SITE
Bowling Green
SOUTH FORT MEADE MINE - HARDEE COUNTY
LANDFILL
Lemon Grove
Main St
Wauchula
10 MILE RADIUS

South Fort Meade Mine
48 million tonnes of phosphate ore
in Hardee County
Annual rock capacity of 6 million
tonnes
Mining in Polk County since 1995
Remaining reserves in Polk County
very limited
Overview

Exhaustive Review Completed
Over a period of seven years, permits were
studied, scrutinized, and approved by:
U.S. Army Corps of Engineers
U.S. Environmental Protection Agency
U.S. Fish and Wildlife Service
Florida Department of Environmental
Protection
Hardee County Local Government
Administrative Law Judge
Affirmed by State Court of Appeals

Conditions to the SFM-HC Permit
The South Fort Meade permit contains considerable environmental protection and conditions including:
Avoids more than 73% of wetlands
Avoids more than 65% of streams
Avoids more than 70% of all bay systems
Avoidance was increased by Corps “hard look” permit review and EPA’s recommendations
Avoidance results in 36% of available ore being left in the ground
Most comprehensive permit ever issued
in the phosphate mining industry

7 Current state of SFM-HC Federal wetland example: Ditched natural stream

8 Reclaimed wetlands Reclamation example: Maron Run stream mitigation on Polk County side of SFM mine

District Court Order
US District Court for the Middle District of Florida issued preliminary injunction and remanded matter back to the Army Corps
Summary of Order:
The Court determined there was insufficient consideration of alternatives
Notwithstanding this, the court noted Mosaic may be able to demonstrate there are no practical alternatives
Preliminary injunction in effect until alternatives analysis completed or the case is decided on the merits
For purposes of the Preliminary Injunction motion, the Court found that an area-wide EIS is not required prior to issuance of the permit

South Fort Meade Mine Update

Next Steps in the Legal Process
Appeal with 11th Circuit Court of Appeals
File motion requesting a Stay of the Preliminary
Injunction
Further review alternatives analysis
Estimate appeal process could be completed in less
than a year, though this subject to considerable
uncertainty

South Fort Meade Mine Update

Summary Slide 13 Continue working with customers to meet their needs Preparing appeal to 11th Circuit Court of Appeals Updates to come

Thank you
For years, a phosphate mine at Hardee Lakes helped supply
essential nutrients for crops.  Today, the reclaimed land
provides a natural habitat for wildlife and a tranquil
recreation area for Central Florida residents.